UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 7, 2025
Date of Report (Date of earliest event reported)

Sinclair, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-271072	92-1076143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Sinclair Broadcast Group, LLC
(Exact name of registrant as specified in its charter)

Maryland	000-26076	52-1494660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road Hunt Valley, MD  21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrants' telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Sinclair, Inc.

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC

Sinclair Broadcast Group, LLC

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Sinclair, Inc. ☐ Sinclair Broadcast Group, LLC ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  Sinclair, Inc. ☐ Sinclair Broadcast Group, LLC ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2025, Sinclair, Inc. ("Sinclair" or the "Company") announced that Narinder Sahai was appointed as the Company’s Executive Vice President and Chief Financial Officer effective July 7, 2025 (the “Effective Date”). With this appointment, Lucy Rutishauser will step down as Chief Financial Officer and continue as Executive Vice President to support the transition.

Before joining the Company, Mr. Sahai, 51, served as Chief Financial Officer of Arcis Golf, a leading leisure and hospitality operator, where he led financial planning, accounting, tax, treasury and debt investor relations since June 2023. From February 2022 to January 2023, Mr. Sahai served as Chief Financial Officer and subsequently served as Special Advisor from January 2023 to April 2023 for RumbleOn, Inc., a Nasdaq-listed technology-driven omnichannel powersports platform, where he built the financial planning and analysis function, launched the internal audit and SOX compliance programs, and executed successful integration of transformative acquisitions. From August 2020 to January 2022, Mr. Sahai served as Head of Worldwide Go-to-Market Finance – Compute and Artificial Intelligence/Machine Learning at Amazon Web Services (“AWS”), providing financial leadership for specialist sales teams across global markets. Before AWS, Mr. Sahai served as Senior Vice President, Treasurer, and Investor Relations of Target Hospitality from January 2019 to January 2020, where he managed all investor relations and capital markets activities for the company’s public market debut and executed comprehensive debt financing transactions. Before Target Hospitality, Mr. Sahai served in numerous finance leadership positions with FMC Technologies, Inc. and TechnipFMC plc. from 2009 to 2018 with his last position as Finance Director, Investor Relations. Before TechnipFMC, Mr. Sahai served in several finance positions with Delphi Corporation from 2003 to 2009 with his last position as Manager, Financial Risk Management. Mr. Sahai holds a Bachelor of Engineering in Electronics and Electrical Communication Engineering, graduating as valedictorian, from Thapar University in India, and a Master of Business Administration with High Distinction from the Ross School of Business at the University of Michigan in Ann Arbor, Michigan. Mr. Sahai is also a CFA® Charterholder.

At the Effective Date, the Company entered into an employment agreement with Mr. Sahai (the “Agreement”). Under the Agreement, Mr. Sahai is entitled to an annual base salary of $700,000, $750,000 and $800,000 during his first, second and third years of employment, respectively. Mr. Sahai is entitled to receive (i) a one-time signing bonus of $105,000 and (ii) an annual performance bonus for each of the first three years of his employment of up to 200% of his then-current annual base salary, subject to achievement of criteria determined by the compensation committee (the “Compensation Committee”) of the board of directors (the “Board”) of the Company after consultation with the Company’s Chief Executive Officer (“CEO”). Mr. Sahai is also eligible to receive certain long-term performance bonuses of $2,000,000 if the average of the closing sales prices of shares of Sinclair’s Class A common stock over a twenty-two (22) trading day period exceeds (i) $33 per share, (ii) $40 per share, and (iii) every $5 per share interval thereafter, in each case adjusted for certain events as described in the Agreement, with the value of the adjustment reasonably determined by the Compensation Committee. Mr. Sahai will receive a grant of restricted stock units (“RSUs”) with a grant date value of $1,750,000, which shall vest entirely on July 7, 2028. The RSUs will be issued pursuant to the terms of the Company’s 2022 Stock Incentive Plan. Mr. Sahai will be reimbursed for up to $100,000 of relocation expenses. Any changes to Mr. Sahai’s base salary, cash bonus or equity incentive opportunities for future calendar years shall be determined by the Compensation Committee after consultation with the CEO.

Mr. Sahai is also entitled to the following severance benefits, in addition to any earned but unpaid normal compensation and benefits as of the termination date: (i) in the case of his death or termination due to disability, prorated amounts based on the prior year’s annual performance bonus and a payout of unused vacation; and (ii) in the case of his termination without Cause or his resignation for Good Reason (each as defined in the Agreement), or a termination for any reason (other than Cause) either within twelve (12) months prior to or following a Change in Control, (a) after July 7, 2026, a lump-sum cash payment in an amount equal to twelve (12) months’ worth of Mr. Sahai’s then current base salary, (b) prorated annual performance bonus (based on actual Company achievement of performance criteria) and (c) a payout of unused vacation, with clauses (a) and (b) subject to execution of a release of claims. The Agreement also contains non-competition, non-solicitation and confidentiality restrictions on Mr. Sahai.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which will be filed with the Company’s quarterly report on Form 10-Q for the second quarter ended June 30, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR, INC.
SINCLAIR BROADCAST GROUP, LLC

By: /s/ David R. Bochenek

Name:    David R. Bochenek
Title:    Senior Vice President / Chief Accounting Officer
Dated: July 7, 2025